CONSENT AND SECOND AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT

THIS CONSENT AND SECOND AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 14, 2025, to the Credit Agreement referenced below, is by and among CAVCO INDUSTRIES, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors party thereto, the Lenders and the Administrative Agent entered into that certain Amended and Restated Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”), dated as of November 12, 2024; and

WHEREAS, the Borrower has informed the Administrative Agent that the Borrower intends to acquire all of the issued and outstanding shares of stock in American Homestar Corporation, a Texas corporation (“AHC”), pursuant to that certain Agreement and Plan of Merger to be dated on or about the date hereof by and among the Borrower, Cavco Merger Sub, Inc., AHC and the Shareholder Representative (as defined therein) (the “AHC Acquisition”); and

WHEREAS, the Administrative Agent and the Lenders are willing to consent to the AHC Acquisition; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders have agreed to the requested modifications on the terms set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

1.Amendments to Credit Agreement. The Credit Agreement is amended as follows:

2.1 Section 1.01 Defined Terms. The following terms and their respective definitions appearing on Section 1.01 of the Credit Agreement are hereby amended and restated to read as follows:

“AHC Acquisition” is defined in the Second Amendment.

“Permitted Acquisition” means (1) the AHC Acquisition, or (2) an Investment consisting of an Acquisition by the Borrower or any Subsidiary (the Person or division, line of business or other business unit of the Person to be acquired in such Acquisition shall be referred to herein as the “Target”); provided that, solely with regard to this clause (2):

(i)no Default shall have occurred and be continuing or would result from such Acquisition;
(ii)such Acquisition shall not be a “hostile” Acquisition;
(iii)if the aggregate purchase price for such Acquisition exceeds $150,000,000, the Borrower shall have delivered to the Administrative Agent at least five (5) Business Days prior to the consummation of such Acquisition a quality of earnings report with respect to the Target from an independent certified public accountant of nationally recognized standing or another accounting firm or financial advisory or consulting firm reasonably acceptable to the Administrative Agent;
(iv)after giving effect to the Acquisition on a Pro Forma Basis, the Consolidated Total Leverage Ratio shall not exceed 3.25:1.00, recomputed as of the end of the most recently ended Measurement Period;
(v)the aggregate purchase price paid by the Borrower and its Subsidiaries for all Foreign Acquisitions plus the aggregate outstanding amount of all Foreign Investments shall not exceed $50,000,000 during the term of this Agreement;
(vi)the Target shall not be an Excluded Subsidiary or assets of the type used in the Mortgage Lending Business; and
(vii)after giving effect to such Acquisition and any Borrowings made in connection therewith, the sum of the aggregate principal amount of Revolving Loans available to be borrowed under Section 2.01 plus the aggregate amount of unrestricted cash and Cash Equivalents of the Borrower and its Subsidiaries shall be at least $75,000,000.
“Second Amendment” means, that certain Consent and Second Amendment to the Amended and Restated Credit Agreement, dated as of July 14, 2025, by and among the Borrower, the Guarantors party thereto, the Lenders and the Administrative Agent.

1.Condition Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment executed by the Loan Parties, the Required Lenders and the Administrative Agent.
2.Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

1.Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment (a) the representations and warranties of each Loan Party contained in Article V of the Credit Agreement and in each other Loan Document are true and correct all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect which such representation and warranty shall be true and correct in all respects, as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date and (b) no Default exists as of the date hereof.

1.Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment does not operate to reduce or discharge, or constitute or establish a novation with respect to, such Loan Party’s obligations under the Loan Documents.

1.Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and extend to the Credit Agreement as amended by this Amendment and (b) agrees that this Amendment does not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

1.No Other Changes. Except as expressly modified hereby, all of the terms and provisions of the Loan Documents (including the Guaranty and indemnity of each Guarantor) shall remain in full force and effect.

1.Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by fax transmission or e-mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

1.Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Consent and Second Amendment to be duly executed and delivered as of the date first above written.

BORROWER: CAVCO INDUSTRIES, INC.,
a Delaware corporation

By:
Name: Allison K. Aden
Title: Chief Financial Officer

GUARANTORS: ELLIOTT MANUFACTURED HOMES, INC.,
an Oklahoma corporation
KESTERSON RETAIL LLC,
a Texas limited liability company
SH ACQUISITIONS, LLC,
a Delaware limited liability company
SOLITAIRE MANUFACTURED HOMES, L.L.C.,
an Oklahoma limited liability company
SOLITAIRE HOMES, LLC,
a Texas limited liability company

By:

Name: Allison K. Aden
Title: Executive Vice President, Chief Financial Officer and Treasurer

CAVCO MANUFACTURING, LLC,
a Delaware limited liability company
PALM HARBOR VILLAGES, INC.,
a Delaware corporation

By:
Name: James P. Glew
Title: Vice President and Secretary

[SIGNATURE PAGES CONTINUE]

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

LENDERS: BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title: